Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25F

SEVENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

Customer desires to obtain from CSG and CSG desires to provide its Mail Trace service. Therefore, for the fees set forth in Schedule F,  Schedule C, Recurring Services, Exhibit C-2, Print and Mail Services, is modified by adding the following thereto:

6.CSG Mail Trace.  Mail Trace is CSG’s mail tracking product that uses a special barcode to track letter-size mail through the USPS system at the piece level.  CSG offers Mail Trace on both outgoing and incoming mail.  As the piece travels through the mail, data such as time, date and location are recorded on USPS equipment and sent to CSG.  Mail Trace data is accessible via DirectNet, ACSR, and/or a daily file on the Customer’s ftp outgoing site.  Optional Mail Trace features include populating Vantage tables and utilizing ACP settings for the automatic delay of delinquency actions based on Mail Trace data.

2.

Schedule F, CSG Services; Section III entitled “CSG Print and Mail Services”; Direct Solutions (Print and Mail) shall be amended, upon execution of this Amendment, Subsection 7 entitled Other Print and Mail Ancillary Service Fees, by adding “Mail Trace Services” and the following fees:

Description of Item/Unit of Measure	Frequency	Fee
d)Mail Trace
i)Mail Trace – Start-up (Note 1)	*** *******	$********
ii)Processing Fee (per *********)	*******	$******
iii)Optional Automated Delinquency Delay Service (per *********) (Note 2)	*******	$******
iv)Mail Trace – Data File Restoration (Note 3)	*** *******	$*****
v)Mail Trace Mailer ID (MID) Fee (Note 4)	********	$********
vi)Vantage
▪Loading of Optional Mail Trace Tables to Vantage (per ******)	*** *******	$********
▪Disk Storage (per ********) for Optional Mail Trace Table ($*** **** per ********)	*******	$******

Note 1: Mail Trace gives Customer the ability to track mail pieces through the USPS by adding PLANET (Postal Alpha Numeric Encoding Technique) coding as a bar code to the statement.  The set-up charge is for a ****** ********* format for all sys/prins and includes redesign of statement format, set-up of user hierarchies and generation of daily scan data files.  Customer can elect to track outbound, inbound, or both.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 2: Additional RIM (Remit in Mail) fields in CCS® allow Customer to (i) select which delinquency actions to suspend, and (ii) identify the time period for suspension; provides Customer with additional RIM fields in SSB_TABLE in CSG Vantage® that correspond to the S12 screen and are updated once a day with nightly cycle.  Fields include:

(a)	RIM_CNT_SBB: Shows the number of remits CSG has received for the account.
(b)	RIM_CURR_DTE_SBB: Shows the date of the most recent remit that CSG has received.
(c)	RIM_ORIG_DTE_SBB: Identifies the date of the first remit that CSG received.

Note 3: The daily flat file is available to Customers for *********** (**) *****.  Thereafter, files are archived for ****** (**) ****.  Should Customer require CSG to restore an archived data file, Customer shall pay the Data File Restoration fee.

Note 4: The Mail Trace MID (Mailer ID) Fee is a USPS subscription fee for the CONFIRM service.  Customer may have more than one MID, in which case Customer shall pay the ****** fee for each MID. The fee reflected above is the then-current rate from the USPS (which is a pass-through fee).  In the event the USPS either increases or decreases this fee, CSG shall have the right to pass along such changes to Customer.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Tracy L. Pitcher	By: /s/ Joseph T. Ruble
Title: VP Customer Operations	Title: EVP General Counsel
Name: Tracy L. Pitcher	Name: Joe Ruble
Date: 08/28/09	Date: 9-2-09